INVESCO COUNSELOR SERIES FUNDS, INC.
                     Statement of Additional Information
             INVESCO Advantage, Advantage Global Health Sciences,
    INVESCO Global Growth and INVESCO Technology/Telecommunications Funds
                               Dated May 15, 2001


Effective October 1, 2001, Charles W. Brady has resigned as a director of INVESCO Counselor Series Funds, Inc. Mr. Brady remains a member of the Boards of Directors of the other eight INVESCO registered investment companies.

The date of this Supplement is October 8, 2001.